UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 3, 2020

JEFFERIES FINANCIAL GROUP INC.
(Exact name of registrant as specified in its charter)

New York	1-5721		13-2615557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

520 Madison Avenue	New York,	New York	10022
(Address of Principal Executive Offices)			(Zip Code)
(212) 460-1900
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock; Par Value $1.00 Per Share	JEF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.

Jefferies Financial Group Inc. ("we" "our" or the "Company") is filing this Current Report on Form 8-K to retrospectively revise certain financial information and related disclosures included in our Annual Report on Form 10-K for the fiscal year ended November 30, 2019 ("2019 10-K"), which was filed with the Securities and Exchange Commission on January 29, 2020, to conform with the segment reporting change described below.

As disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended February 29, 2020 ("February 29, 2020 10-Q"), during the three months ended February 29, 2020, we changed our internal structure with regard to our operating segments. Previously, our segments consisted of: 1) Investment Banking, Capital Markets and Asset Management, which included all of the financial results of Jefferies Group, LLC; 2) Merchant Banking; and 3) Corporate. In the first quarter of 2020, we appointed co-Presidents of Asset Management and created a separate operating segment that consists of the asset management activity previously included in our Investment Banking, Capital Markets and Asset Management segment, together with asset management activity previously included in our Merchant Banking segment.

To reflect the change in segment reporting, the following Items of the 2019 10-K have been revised retrospectively (which Items as revised are presented in Exhibit 99.1 hereto and incorporated by reference herein):
• Part I Item 1. Business
• Part II Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
• Part II Item 7A. Quantitative and Qualitative Disclosures About Market Risk
• Part II Item 8. Financial Statements and Supplementary Data
• Part IV Item 15 (a) (1) Financial Statements

The segment presentation in these retrospectively revised Items of the 2019 10-K is consistent with the segment presentation set forth in the financial information and related disclosures included in the February 29, 2020 10-Q, which was filed with the Securities and Exchange Commission on April 8, 2020. The recast consolidated financial statements presented in Exhibit 99.1 do not represent a restatement of previously issued financial statements.

This Current Report does not reflect changes, activities or events occurring subsequent to the original filing date of the 2019 10-K and does not modify or update the disclosures therein in any way, other than as required to retrospectively reflect the change in segment reporting as described above. All other information in the 2019 10-K remains unchanged. The information in this Current Report, including Exhibit 99.1, should be read in conjunction with the 2019 10-K. Accordingly, references in Exhibit 99.1 to “this Annual Report on Form 10-K” are to the 2019 10-K, as retrospectively revised by the information in Exhibit 99.1.

For information on developments since the filing of the 2019 10-K, please refer to the Company’s filings with the Securities and Exchange Commission subsequent to January 29, 2020.

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished with this report:

Exhibit No.    Description

23.1	Consent of Deloitte & Touche LLP.

99.1
Part I Item 1. Business, Part II Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, Part II Item 7A. Quantitative and Qualitative Disclosures About Market Risk, Part II Item 8. Financial Statements and Supplementary Data, Part IV and Item 15 (a) (1). Financial Statements, from Jefferies Financial Group Inc.'s Annual Report on Form 10-K for the twelve months ended November 30, 2019, as filed with the Securities and Exchange Commission on January 29, 2020, retrospectively revised to reflect the change in segment reporting.

101
Financial statements from the Annual Report on Form 10-K of Jefferies Financial Group Inc. for the twelve months ended November 30, 2019, as retrospectively revised to reflect the change in segment reporting, formatted in Inline Extensible Business Reporting Language (iXBRL): (i) the Consolidated Statements of Financial Condition, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income (Loss), (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Changes in Equity and (vi) the Notes to Consolidated Financial Statements.

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2020

JEFFERIES FINANCIAL GROUP INC.

By:	/s/ Teresa S. Gendron
Name:	Teresa S. Gendron
Title:	Vice President and Chief Financial Officer